UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 12, 2023

COMSCORE, INC.
(Exact name of registrant as specified in charter)

Delaware	001-33520	54-1955550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11950 Democracy Drive
Suite 600
Reston, Virginia 20190
(Address of principal executive offices, including zip code)
(703) 438–2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	SCOR	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On December 12, 2023, comScore, Inc. (the "Company") held a special meeting of stockholders of the Company (the "Special Meeting"). At the Special Meeting, the Company's stockholders approved a proposal to adopt an amendment to the Amended and Restated Certificate of Incorporation ("Certificate of Amendment") for the purpose of effecting the Reverse Stock Split and the Authorized Share Reduction (each as defined in Item 8.01 below). The final results of voting on the proposal are set forth below. These results include votes cast by holders of the Company's common stock, par value $0.001 ("Common Stock") and Series B Convertible Preferred Stock ("Series B Preferred Stock") on an as-converted basis, as well as votes cast by holders of the Series B Preferred Stock as a separate class.
Proposal No. 1
The Certificate of Amendment was adopted by holders of the Common Stock and Series B Preferred Stock voting on an as-converted basis as follows:

For	Against	Abstain	Broker Non-Votes
139,872,638	4,666,993	8,942,159	0

The Certificate of Amendment was adopted by holders of the Series B Preferred Stock voting as a separate class as follows:

For	Against	Abstain	Broker Non-Votes
82,527,609	0	0	0
The Company did not present Proposal No. 2 (the approval of an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there were insufficient votes to approve Proposal No. 1) at the Special Meeting.
Item 7.01 Regulation FD Disclosure.
On December 18, 2023, the Company issued a press release regarding the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
The information contained in this Item 7.01 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless expressly incorporated by reference in such filing.
Item 8.01 Other Events.
As disclosed above, at the Special Meeting the Company's stockholders approved a reverse stock split of all outstanding shares of Common Stock at a ratio ranging between 1-for-2 and 1-for-30, with the exact ratio within such range to be determined by the Company's Board of Directors (the "Reverse Stock Split"). The stockholders also approved a reduction in the number of authorized shares of Common Stock by the same ratio as the Reverse Stock Split (the "Authorized Share Reduction").
On December 12, 2023, the Board of Directors approved a final reverse stock split ratio of 1-for-20 (the "Reverse Stock Split Ratio"). The Reverse Stock Split is expected to become effective at 9:00 a.m. Eastern Time on Wednesday, December 20, 2023, with the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware. The Company's Common Stock is expected to commence trading on a split-adjusted basis on the Nasdaq Global Select Market ("Nasdaq") at market open on December 20, 2023, under the existing trading symbol "SCOR." The new CUSIP number for the Company's Common Stock following the Reverse Stock Split will be 20564W204.
No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares as a result of the Reverse Stock Split will be entitled to a cash payment in lieu thereof at a price equal to the fraction of a share to which the stockholder would otherwise be entitled multiplied by the product of (a) the closing price of the Common Stock on Nasdaq on the trading day immediately preceding the effective date of the Reverse Stock Split and (b) the Reverse Stock Split Ratio.
Additional information about the Reverse Stock Split can be found in the Company's definitive proxy statement filed with the U.S. Securities and Exchange Commission (the "SEC") on October 31, 2023, which is available on the SEC's website (www.sec.gov).
This Item 8.01 contains forward-looking statements within the meaning of federal and state securities laws, including, without limitation, the Company's expectations, plans and opinions regarding the timing and effectiveness of the Reverse Stock Split, trading of the Common Stock on a split-adjusted basis and the treatment of fractional shares. These statements involve risks and uncertainties that could cause actual events to differ materially from expectations, including, but not limited to, the Company's ability to effect the Reverse Stock Split, changes in Nasdaq listing standards or other regulatory requirements, the impact of the Reverse Stock Split on the Common Stock, and the Company's ability to achieve its expected strategic, financial and operational plans. For additional discussion of risk factors, please refer to the Company's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other filings that the Company makes from time to time with the SEC, which are available on the SEC's website (www.sec.gov).
Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date such statements are made. The Company does not intend or undertake, and expressly disclaims, any duty or obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this press release, or to reflect the occurrence of unanticipated events.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated December 18, 2023

101.INS	XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	Inline XBRL Taxonomy Extension Schema Document

101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document

101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

comScore, Inc.

By:	/s/ Mary Margaret Curry
Mary Margaret Curry
Chief Financial Officer and Treasurer
Date: December 18, 2023
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